Exhibit 10.4

          THIS WARRANT AND ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS.

REGEN BIOLOGICS, INC.

COMMON STOCK PURCHASE WARRANT

          This certifies that, for good and valuable consideration, ReGen Biologics, Inc., a Delaware corporation (the “Company”), grants to Harris Nesbitt Gerard, Inc., or registered assigns (the “Warrantholder”), the right to subscribe for and purchase from the Company 100,000 validly issued, fully paid and nonassessable shares (the “Warrant Shares”) of the Company’s Common Stock, par value $0.01 per share (the “Common Stock”), at the purchase price per share of $0.4481(the “Exercise Price”), from time to time, prior to 5:00PM Eastern Standard Time on September 23, 2009 (the “Expiration Date”), all subject to the terms, conditions and adjustments herein set forth. Capitalized terms shall have the meanings set forth in Section 10 of this Warrant.

Certificate No.: HNG-1

Number of Warrant Shares: 100,000

Name of Warrantholder: Harris Nesbitt Gerard, Inc.

     1.     Duration and Exercise of Warrant; Limitation on Exercise; Payment of Taxes.

          1.1. Duration and Exercise of Warrant. Subject to the terms and conditions set forth herein, the Warrant may be exercised, in whole or in part, by the Warrantholder by:

               (a) the surrender of this Warrant to the Company, with a duly executed Exercise Form specifying the number of Warrant Shares to be purchased, during normal business hours on any Business Day prior to the Expiration Date; and

               (b) the delivery of payment to the Company, for the account of the Company, by cash, by wire transfer of immediately available funds or by certified or bank cashier’s check, of the Exercise Price for the number of Warrant Shares specified in the Exercise Form in lawful money of the United States of America. The Company agrees that such Warrant Shares shall be deemed to be issued to the Warrantholder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for the Warrant Shares as aforesaid (or as provided in Section 1.2 below).

          1.2. Conversion Right (Cashless Exercise).

               (a) In lieu of the payment of the Exercise Price, the Warrantholder shall have the right (but not the obligation), to require the Company to convert this Warrant, in whole or in part, into shares of Common Stock (the “Conversion Right”) as provided for in this Section 1.2. Upon exercise of the Conversion Right, the Company shall deliver to the Warrantholder (without payment by the Warrantholder of any of the Exercise Price; provided, however, that the Warrantholder shall be required to pay the par value for any shares of Common Stock so delivered) that number of shares of Common Stock equal to the quotient obtained by dividing (i) the value of the Warrant at the time the Conversion Right is exercised (determined by subtracting the aggregate Exercise Price in effect immediately prior to the exercise of the Conversion Right from the aggregate Fair Market Value for the shares of Common Stock issuable upon exercise of the Warrant immediately prior to the exercise of the Conversion Right) by (ii) the Fair Market Value of one share of Common Stock immediately prior to the exercise of the Conversion Right.

               (b) The Conversion Right may be exercised by the Warrantholder on any Business Day prior to the Expiration Date by delivering the Warrant Certificate, together with a duly executed Exercise Form (with the conversion section completed), to the Company, exercising the Conversion Right and specifying the total number of shares of Common Stock the Warrantholder will be issued pursuant to such conversion.

               (c) Fair Market Value of a share of Common Stock as of a particular date (the “Determination Date”) shall mean:

(i) If the Common Stock is listed on a national securities exchange, then the Fair Market Value shall be the average of the last ten (10) Daily Sales Prices (as hereinafter defined) of the Common Stock on the principal national securities exchange on which the Common Stock is listed or admitted for trading on the last ten (10) Business Days prior to the Determination Date, or if not listed or traded on any such exchange, then the Fair Market Value shall be the average of the last ten (10)Daily Sales Prices of the Common Stock on the National Market (the “National Market”) of the National Association of Securities Dealers Automated Quotations System (“Nasdaq”) on the last ten (10) Business Days prior to the Determination Date. The “Daily Sales Price” shall be the closing price of the Common Stock at the end of each day; or

(ii) If the Common Stock is not so listed or admitted to unlisted trading privileges or if no such sale is made on at least nine (9) of such days, then the Fair Market Value shall be the higher of (x) the Book Value per share and (y) the fair value as reasonably determined in good faith by the Company’s Board of Directors or a duly appointed committee of the Board of Directors (which determination shall be described in detail in the written notice delivered to the Warrantholder together with the Common Stock certificates). If the Warrantholder objects to the fair value determined by the Company’s Board of Directors pursuant to clause (y) above, the Warrantholder shall have the right to appoint an independent appraiser (mutually consented to by the Company, such consent not to be unreasonably withheld) to determine the fair value. The independent appraiser shall be a nationally recognized investment banking firm or nationally recognized expert experienced in the valuation of companies engaged in the business conducted by the Company. The determination of such independent appraiser as to the fair value shall be controlling. The fees and expenses of the independent appraiser shall be paid by the Company unless the fair value determined by the Company’s Board of Directors equals or exceeds the fair value determined by the independent appraiser.

          1.3. Limitations on Exercise. Notwithstanding anything to the contrary herein, this Warrant may be exercised only upon the delivery to the Company of any certificates or other documents reasonably requested by the Company to satisfy the Company that the proposed exercise of this Warrant may be effected without registration under the Securities Act.

          1.4. Warrant Shares Certificate. A stock certificate or certificates for the Warrant Shares specified in the Exercise Form shall be delivered to the Warrantholder within ten (10) Business Days after receipt of the Exercise Form and, if such exercise is not pursuant to Section 1.2, receipt of payment of the purchase price. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the stock certificate or certificates, deliver to the Warrantholder a new Warrant evidencing the rights to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical to this Warrant.

          1.5. Payment of Taxes. The issuance of certificates for Warrant Shares shall be made without charge to the Warrantholder for any stock transfer or other issuance tax in respect thereto; provided, however, that the Warrantholder shall be required to pay any and all taxes which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Warrantholder as reflected upon the books of the Company.

          1.6. Divisibility of Warrant; Transfer of Warrant.

               (a) Subject to the provisions of this Section 1.6, this Warrant may be divided into warrants of one thousand (1,000) shares or multiples thereof, upon surrender at the principal office of the Company, without charge to any Warrantholder. Upon such division, the Warrants may be transferred of record as the then Warrantholder may specify without charge to such Warrantholder (other than any applicable transfer taxes). In addition, subject to the provisions of this Section 1.6, the Warrantholder shall also have the right to transfer this Warrant in its entirety to any person or entity.

               (b) Upon surrender of this Warrant to the Company with a duly executed Assignment Form and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant or Warrants of like tenor in the name of the assignee named in such Assignment Form, and this Warrant shall promptly be canceled. Each Warrantholder agrees that prior to any proposed transfer (whether as the result of a division or otherwise) of this Warrant, such Warrantholder shall give written notice to the Company of such Warrantholder’s intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and, if reasonably requested by the Company, shall be accompanied by a written opinion of legal counsel, which opinion shall be addressed to the Company and be reasonably satisfactory in form and substance to the Company’s counsel, to the effect that the proposed transfer of this Warrant may be effected without registration under the Securities Act. In addition, the Warrantholder and the transferee shall execute any documentation reasonably required by the Company to ensure compliance with the Securities Act. The term “Warrant” as used in this Agreement shall be deemed to include this Warrant and any Warrants issued in substitution or exchange for this Warrant.

     2.     Restrictions on Transfer; Restrictive Legends.

     Except as otherwise permitted by this Section 2, each Warrant shall (and each Warrant issued upon direct or indirect transfer or in substitution for any Warrant pursuant to Section 1.6 or Section 4 shall) be stamped or otherwise imprinted with a legend in substantially the following form:

THIS WARRANT AND ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS.

Except as otherwise permitted by this Section 2, each stock certificate for Warrant Shares issued upon the exercise of any Warrant and each stock certificate issued upon the direct or indirect transfer of any such Warrant Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS.

          Notwithstanding the foregoing, the Warrantholder may require the Company to issue a Warrant or a stock certificate for Warrant Shares, in each case without a legend, if: (i) such Warrant or such Warrant Shares, as the case may be, have been registered for resale under the Securities Act, (ii) the Warrantholder has delivered to the Company an opinion of legal counsel, which opinion shall be addressed to the Company and be reasonably satisfactory in form and substance to the Company’s counsel, to the effect that such registration is not required with respect to such Warrant or such Warrant Shares, as the case may be, or (iii) such Warrant or Warrant Shares, as the case may be, may be sold without restriction (including, without limitation, as to volume) pursuant to Rule 144.

     3.     Company Representations, Warranties and Covenants.

     The Company hereby represents, warrants, covenants and agrees as follows:

               3.1. All Warrant Shares which are issued upon the exercise of this Warrant will, upon issuance, be validly issued, fully paid, and nonassessable, not subject to any preemptive rights, and free from all taxes, liens, security interests, charges, and other encumbrances with respect to the issue thereof, other than taxes with respect to any transfer occurring contemporaneously with such issue;

               3.2. During the period within which this Warrant may be exercised, the Company will at all times have authorized and reserved, and keep available free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant;

               3.3. The Company will, from time to time, take all such action as may be required to assure that the par value per share of the Warrant Shares is at all times equal to or less than the then effective Exercise Price;

               3.4. The Company shall not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, spinoff, consolidation, merger, dissolution, issue or sale of securities or any other action or inaction, seek to avoid the observance or performance of any of the terms of this Warrant, and shall at all times in good faith assist in performing and giving effect to the terms hereof and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Warrantholder against dilution or other impairment;

               3.5. This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting the enforcement of creditors’ rights;

               3.6. The execution and delivery of this Warrant are not, and the issuance of the Warrant Shares upon exercise of this Warrant in accordance with the terms hereof will not be, in violation of the Company’s certificate of incorporation or bylaws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and do not and will not conflict with or contravene any provision of, or constitute a material default under, any material indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration or filing with or the taking of any action in respect of or by, any federal, state or local government authority or agency (other than such consents, approvals, notices, actions or filings as have already been obtained or made); and

          3.7. The authorized capital stock of the Company shall consist of (a) 130,000,000 shares of Common Stock, of which [29,070,786] shares are issued and outstanding, and (b) 60,000,000 shares of Preferred Stock, par value $0.01 per share, of which [37,614,799] shares are issued and outstanding. All issued and outstanding shares of the Company have been duly authorized and validly issued, and are fully paid and nonassessable, and such shares have been issued in compliance with all applicable federal and state securities laws.

     4.     Loss or Destruction of Warrant.

     Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of such bond or indemnification as the Company may reasonably require, and, in the case of such mutilation, upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor.

     5.     Ownership of Warrant.

     The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer.

     6.     Certain Adjustments.

          6.1. The number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment as follows:

               (a) Stock Dividends. If at any time after the date of the issuance of this Warrant (i) the Company shall fix a record date for the issuance of any stock dividend payable in shares of Common Stock or (ii) the number of shares of Common Stock shall have been increased by a subdivision or splitup of shares of Common Stock, then, on the record date fixed for the determination of holders of Common Stock entitled to receive such dividend or immediately after the effective date of such subdivision or split up, as the case may be, the number of shares to be delivered upon exercise of this Warrant will be increased so that the Warrantholder will be entitled to receive the number of shares of Common Stock that such Warrantholder would have owned immediately following such action had this Warrant been exercised in full immediately prior thereto, and the Exercise Price will be adjusted as provided below in paragraph (g).

               (b) Combination of Stock. If the number of shares of Common Stock outstanding at any time after the date of the issuance of this Warrant shall have been decreased by a combination of the outstanding shares of Common Stock, then, immediately after the effective date of such combination, the number of shares of Common Stock to be delivered upon exercise of this Warrant will be decreased so that the Warrantholder thereafter will be entitled to receive the number of shares of Common Stock that such Warrantholder would have owned immediately following such action had this Warrant been exercised in full immediately prior thereto, and the Exercise Price will be adjusted as provided below in paragraph(g).

               (c) Reorganization, Merger, etc. If any capital reorganization of the Company, any reclassification or recapitalization of the Common Stock, any consolidation of the Company with or merger of the Company with or into any other person, or any sale or lease or other transfer of all or substantially all of the assets of the Company to any other person (each, a “Transaction”), shall be effected in such a way that the holders of Common Stock shall be entitled to receive stock, other securities or assets (whether such stock, other securities or assets are issued or distributed by the Company or another person) with respect to or in exchange for Common Stock, then, upon exercise of this Warrant, the Warrantholder shall have the right to receive the kind and amount of stock, other securities or assets receivable upon such Transaction by a holder of the number of shares of Common Stock that such Warrantholder would have been entitled to receive upon exercise of this Warrant had this Warrant been exercised in full immediately before such Transaction. The Company shall execute and deliver to the Warrantholder at least twenty (20) Business Days prior to effecting such Transaction a certificate setting forth the Warrantholder’s rights as set forth in the preceding sentence. No Transaction shall be consummated unless adequate provision (in the reasonable opinion of the Warrantholder) has been made in the definitive agreement for the adjustments set forth herein and for the successor entity in any such Transaction to assume the Company’s obligations hereunder. The provisions of this Section 6.1(c) shall similarly apply to successive Transactions.

               (d) Other Dividends and Distributions. If the Company shall, at any time after the date of issuance of this Warrant, fix a record date to distribute to all holders of its Common Stock any shares of capital stock of the Company (other than Common Stock) or evidences of its indebtedness or assets (including all cash dividends or other distributions, whether paid from retained earnings of the Company or otherwise), then the Warrantholder shall be entitled to receive, upon exercise of the Warrant, that portion of such distribution to which it would have been entitled had the Warrantholder exercised its Warrant immediately prior to the date of such distribution. At the time it fixes the record date for such distribution, the Company shall allocate sufficient reserves to ensure the timely and full performance of the provisions of this Section 6.1(d). The Company shall promptly (but in any case no later than five (5) Business Days prior to the record date of such distribution) mail by first class, postage prepaid, to the Warrantholder, notice that such distribution will take place.

               (e) Fractional Shares. No fractional shares of Common Stock or scrip shall be issued to any Warrantholder in connection with the exercise of this Warrant. Instead of any fractional shares of Common Stock that would otherwise be issuable to such Warrantholder, the Company will round up any fractional shares to the nearest whole number of shares if the fraction is .5 or above and round down if the fraction is below .5.

               (f) Carryover. Notwithstanding any other provision of this Section 6, no adjustment shall be made to the number of shares of Common Stock to be delivered to the Warrantholder (or to the Exercise Price) if such adjustment represents less than 1% of the number of shares to be so delivered, but any lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to 1% or more of the number of shares to be so delivered.

               (g) Exercise Price Adjustment. Whenever the number of Warrant Shares purchasable upon the exercise of this Warrant is adjusted as provided in this Section 6.1 (other than pursuant to Section 6.1(h)), the Exercise Price payable upon the exercise of this Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of the Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares purchasable immediately thereafter.

               (h) Adjustment of Number of Warrant Shares Purchasable. Upon any adjustment of the Exercise Price as provided in this Section 6.1 (other than pursuant to Section 6.1(g)), the Warrantholder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest      .001 of a share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable hereunder immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

          6.2. Rights Offering. In the event the Company shall effect an offering of Common Stock pro rata among its stockholders, the Warrantholder shall be entitled to elect to participate in each and every such offering as if this Warrant had been exercised immediately prior to each such offering. The Company shall promptly (but in any case no later than ten (10) Business Days prior to such rights offering) mail by first class, postage prepaid, to the Warrantholder, notice that such rights offering will take place.

          6.3. Notice of Adjustments. Whenever the number of Warrant Shares or the Exercise Price of such Warrant Shares is adjusted, as herein provided, the Company shall promptly mail by first class, postage prepaid, to the Warrantholder, notice of such adjustment or adjustments and a certificate of a firm of independent public accountants of recognized national standing selected by the Board of Directors of the Company (who shall be appointed at the Company’s expense and who may be the independent public accountants regularly employed by the Company) setting forth in reasonable detail the number of Warrant Shares and the Exercise Price of such Warrant Shares after such adjustment, a brief statement of the facts requiring such adjustment, and the computation by which such adjustment was made.

          6.4. Notice of Extraordinary Corporate Events. In case the Company after the date hereof shall propose to (a) distribute any dividend (whether stock or cash or otherwise) to the holders of shares of Common Stock or to make any other distribution to the holders of shares of Common Stock, (b) offer to the holders of shares of Common Stock rights to subscribe for or purchase any additional shares of any class of stock or any other rights or options,(other than an offer for which notification is required under Section 6.2) or (c) effect any reclassification of the Common Stock (other than a reclassification involving merely the subdivision or combination of outstanding shares of Common Stock), any capital reorganization, any consolidation or merger (other than a merger in which no distribution of securities or other property is to be made to holders of shares of Common Stock), any sale, transfer or other disposition of all or substantially all of its property, assets and business, or the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall mail to each Warrantholder notice of such proposed action, which notice shall specify the date on which (i) the books of the Company shall close, or (ii) a record shall be taken for determining the holders of Common Stock entitled to receive such stock dividends or other distribution or such rights or options, or (iii) such reclassification, reorganization, consolidation, merger, sale, transfer, other disposition, liquidation, dissolution or winding up shall take place or commence, as the case may be, and the date, if any, as of which it is expected that holders of record of Common Stock shall be entitled to receive securities or other property deliverable upon such action. Such notice shall be mailed in the case of any action covered by clause (a) or (b) above at least ten (10) days prior to the record date for determining holders of Common Stock for purposes of receiving such payment or offer, or in the case of any action covered by clause (c) above at least ten (10) days prior to the date upon which such action takes place and ten (10) days prior to any record date to determine holders of Common Stock entitled to receive such securities or other property.

          6.5. Effect of Failure to Notify. Failure to file any certificate or notice or to mail any notice, or any defect in any certificate or notice, pursuant to Sections 6.4 and 6.5 shall not affect the legality or validity of the adjustment to the Exercise Price, the number of shares purchasable upon exercise of this Warrant, or any transaction giving rise thereto.

     7.     Registration Rights. A Holder shall have the registration rights granted pursuant to that certain Amended and Restated Registration Rights Agreement dated as of September      , 2003 (the “Registration Rights Agreement”)to a Holder of Series C Registrable Securities (as defined in the Registration Rights Agreement) as if such Holder were a party to the Registration Rights Agreement.

     8.     Investment Representations and Warranties. The Warrantholder represents to the Company that (i) the Warrantholder has received adequate information with respect to all matters it considers material in the acquisition of this Warrant; (ii) the Warrantholder understands that this Warrant has not been registered under the Securities Act, and is offered in reliance on exemptions therefrom based, in part, upon the representations and warranties contained herein; (iii) the Warrantholder has the requisite knowledge and experience in financial, tax and business matters and, in particular, investments in securities, to evaluate the merits and risks of this Warrant; (iv) the Warrantholder is in a financial position to hold this Warrant indefinitely and can bear the economic risk of losing its entire investment; (v) the Warrantholder acknowledges that the Company is a speculative venture and it is familiar with the nature of and risks attendant to investments of this type of investment; (vi) the Warrantholder is acquiring this Warrant solely for the Warrantholder’s own account and not with a view to distribution; (vii) the Warrantholder is an “accredited investor,” as such term is defined in Rule 501(a) of Regulation D of the Securities Act; (viii) the Warrantholder understands that this Warrant is not freely transferable; and (ix) this Warrant was not offered to the Warrantholder by means of general solicitation.

     9.     Amendments. Any provision of this Warrant may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders who hold a majority in interest of the Warrant Shares. Any amendment or waiver effected in accordance with this Section 8 shall be binding upon each Holder and the Company.

     10.     Expiration of the Warrant. The right to exercise this Warrant shall terminate on the Expiration Date. All terms of this Warrant applicable to the Warrant Shares, including, without limitation, Section 7, shall survive exercise and/or expiration of this Warrant.

     11.     Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

     Assignment Form: an Assignment Form in the form annexed hereto as Exhibit B.

     Book Value: per share of Common Stock as of any date herein shall mean the Consolidated Net Worth of the Company and its Subsidiaries as of such date divided by the number of shares of Common Stock outstanding as of such date.

     Business Day: any day other than a Saturday, Sunday or a day on which national banks are authorized by law to close in the State of New Jersey.

     Common Stock: the meaning specified on the cover of this Warrant.

     Company: the meaning specified on the cover of this Warrant.

     Consolidated Net Worth: as of any date herein specified, the total consolidated assets of the Company and its Subsidiaries minus the total consolidated liabilities of the Company and its Subsidiaries (exclusive of any liabilities associated with this Warrant) as determined from the consolidated balance sheet of the Company and its Subsidiaries from the most recent fiscal quarter, which consolidated balance sheet shall be prepared in accordance with generally accepted accounting principles, shall be in reasonable detail, and shall be certified as complete and correct by the chief financial or accounting officer of the Company.

     Conversion Right: the meaning specified in Section 1.2(a).

     Daily Sales Price: the meaning specified in Section 1.2(c)(i)

     Determination Date: the meaning specified in Section 1.2(c).

     Exchange Act: means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Exchange Act shall include a reference to a comparable section, if any, of any such similar Federal statute.

     Exercise Form: an Exercise Form in the form annexed hereto as Exhibit A.

     Exercise Price: the meaning specified on the cover of this Warrant.

     Expiration Date: the meaning specified on the cover of this Warrant.

     Fair Market Value: the meaning specified in Section 1.2(c).

     Holder(s): holder(s) of (i) the Warrant Shares and other securities issued or issuable upon exercise of the Warrants and (ii) any securities issued or issuable with respect to any Common Stock or other securities referred to in subdivision (i) by way of stock dividend or stock split or in connection with a combination or other reorganization or otherwise.

     Nasdaq: the meaning specified in Section 1.2(c)(i).

     National Market: the meaning specified in Section 1.2(c)(i).

     Registration Rights Agreement: the meaning specified in Section 7.

     Rule 144: Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit Holders to sell securities of the Company to the public without registration.

     SEC: the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act or the Exchange Act, whichever is the relevant statute for the particular purpose.

     Securities Act: the meaning specified on the cover of this Warrant, or any similar Federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act shall include a reference to the comparable section, if any, of any such similar Federal statute.

     Transaction: the meaning specified in Section 6.1(c).

     Warrant: the meaning specified in Section 1.6(b).

     Warrantholder: the meaning specified on the cover of this Warrant.

     Warrant Shares: the meaning specified on the cover of this Warrant.

     12.     Miscellaneous.

          12.1. Entire Agreement. This Warrant constitutes the entire agreement between the Company and the Warrantholder with respect to the Warrants.

          12.2. Binding Effects; Benefits. This Warrant shall inure to the benefit of and shall be binding upon the Company and the Warrantholder and their respective heirs, legal representatives, successors and assigns. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any person other than the Company and the Warrantholder, or their respective heirs, legal representatives, successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

          12.3. Section and Other Headings. The section and other headings contained in this Warrant are for reference purposes only and shall not be deemed to be a part of this Warrant or to affect the meaning or interpretation of this Warrant.

          12.4. Pronouns. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

          12.5. Further Assurances. Each of the Company and the Warrantholder shall do and perform all such further acts and things and execute and deliver all such other certificates, instruments and documents as the Company or the Warrantholder may, at any time and from time to time, reasonably request in connection with the performance of any of the provisions of this Agreement.

          12.6. Notices. All notices and other communications required or permitted to be given under this Warrant shall be in writing and shall be deemed to have been duly given if delivered personally or sent by United States mail, postage prepaid, to the parties hereto at the following addresses or to such other address as any party hereto shall hereafter specify by notice to the other party hereto:

               (a) if to the Company, addressed to:

ReGen Biologics, Inc.
509 Commerce Street, East Wing
Franklin Lakes, NJ 07417

(b)	if to the Warrantholder, addressed to:

the address of such Warrantholder appearing on the books of the Company.

Except as otherwise provided herein, all such notices and communications shall be deemed to have been received on the date of delivery thereof, if delivered personally, or on the third Business Day after the mailing thereof.

               12.7. Separability. Any term or provision of this Warrant which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the terms and provisions of this Warrant or affecting the validity or enforceability of any of the terms or provisions of this Warrant in any other jurisdiction.

               12.8. Governing Law. This Warrant shall be deemed to be a contract made under the laws of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to such agreements made and to be performed entirely within such State.

               12.9. No Rights or Liabilities as Stockholder. Nothing contained in this Warrant shall be determined as conferring upon the Warrantholder any rights as a stockholder of the Company or as imposing any liabilities on the Warrantholder to purchase any securities whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

REGEN BIOLOGICS, INC.

By:	Name:
Title:

Dated: , 2003

Exhibit A

EXERCISE FORM

(To be executed upon exercise of this Warrant)

     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase      of the Warrant Shares and herewith tenders (i) payment for such Warrant Shares to the order of ReGen Biologics, Inc. in the amount of $     or (ii) Warrants to purchase      shares of Common Stock in order to exercise the Conversion Right (as defined in Section 1.2 of the Warrant) and payment of the par value for      of the Warrant Shares, in either case, in accordance with the terms of this Warrant. The undersigned requests that a certificate for such Warrant Shares be registered in the name of      and that such certificates be delivered to      whose address is                                                  .

Dated:

Signature

(Print Name)

(Street Address)

(City) (State) (Zip Code)

Signed in the Presence of:

Exhibit B

ASSIGNMENT FORM

(To be executed only upon transfer of this Warrant)

     For value received, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto                     the right represented by such Warrant to purchase            shares of Common Stock of ReGen Biologics, Inc. to which such Warrant relates and all other rights of the Warrantholder under the within Warrant (including, without limitation, the registration rights provided in Section 7 of the within Warrant), and appoints      Attorney to make such transfer on the books of ReGen Biologics, Inc. maintained for such purpose, with full power of substitution in the premises.

Date:

Signature

(Print Name)

(Street Address)

(City) (State) (Zip Code)

Signed in the presence of: